                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
       DEBTORS                                  REPORTING PERIOD: November, 2004

                            MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                        WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                        DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.      ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                 MOR-1          X             X
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1(CONT.)       X
     Copies of bank statements                                                             X             X
     Cash disbursements journals
Statement of Operations                                                     MOR-2                        X
Balance Sheet                                                               MOR-3          X
Status of Postpetition Taxes                                                MOR-4                        X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4          X
    Listing of aged accounts payable                                        MOR-5          X
Debtor Questionnaire                                                        MOR-5          X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------           ------------------------------
Signature of Debtor                               Date


---------------------------------------           ------------------------------
Signature of Joint Debtor                         Date


---------------------------------------           ------------------------------
Signature of Authorized Individual*               Date

---------------------------------------           ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: November, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                               LASALLE BANK
                     ---------------------------------------------------------------
                         INVESTMENT ACCOUNT                       INVESTMENT ACCOUNT
                     Professional Fee Carve Out  ESTATE CHECKING    Sale Proceeds
NOVEMBER                     8603339105            5800683731         8603330591
                     --------------------------  ---------------  ------------------
BEGINNING CASH               $2,008,307           $    99,047         $95,080,178
CASH - END OF MONTH          $2,009,630           $    26,585         $97,660,351

NOTES:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of November 30, 2004 (iii) an excerpt from the Debtors' cash forecast, and (iv) a schedule of actual and projected liabilities to be assumed by SeverStal

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of November 30, 2004, Estate funds are escrowed as follows: (i) $2.7M as cash collateral for outstanding letters of credit, and (ii) $2.3M for the payment of property taxes and mechanics' liens.

ROUGE INDUSTRIES, INC.                               CASE NO.:    03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE         REPORTING PERIOD: November,O2004
  BANK ACCOUNTS
Month ended November 30, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                    $     108,094.20

   Plus
     Receipts
       Funding from LaSalle Investment Account (#8603330591)                  200,000.00
                                                                        ----------------
     Subtotal - Receipts                                                      200,000.00

   Less
     Disbursements
       Clark Hill                                                            (101,313.34)
       Comerica Bank - Trust Fees                                             (35,486.07)
       Severstal                                                              (19,681.00)
       Deloitte & Touche                                                      (18,928.00)
       Reed Smith                                                              (8,215.03)
       George Johnson & Company                                                (7,050.00)
       Frost Brown & Todd                                                      (5,000.00)
       GoldbergKohnBellBlackRosenbloom & Moritz                                (5,000.00)
       Manning Ventures                                                        (5,000.00)
       ShawGuissisFishmanGlantzWolfson&Towbin                                  (5,000.00)
       Bowne of New York                                                       (3,840.00)
       HCS Resources                                                           (3,698.37)
       Unival                                                                    (785.00)
       Account Resources                                                         (736.25)
       Unicare                                                                   (371.52)
       Rust Consulting                                                           (351.00)
       Driggers, Schultz & Herbst                                                (261.97)
       Service Charge                                                             (89.31)
                                                                        ----------------
       Subtotal - Disbursements                                              (220,806.86)
                                                                        ----------------
   Ending Balance - Bank                                                       87,287.34

     Check Float                                                              (60,702.72)
                                                                        ----------------
   Ending Balance - Book                                                $      26,584.62
                                                                        ================

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                    $  95,080,178.23

   Plus
     SeverStal Wind Down                                                    1,285,323.89
     State of Michigan Letter of Credit                                     1,500,000.00
     Interest                                                                  63,600.63
     Preference Settlement                                                     18,601.28
     State of New York - Tax Refund                                             3,155.66
     State of Michigan - Tax Refund                                             3,037.72
     Unicare Refunds                                                              350.00
                                                                        ----------------
     Subtotal - Receipts                                                    2,874,069.18

   Less
     Estate Check Funding                                                    (200,000.00)
     FTI Consulting                                                           (86,396.89)
     US Trustee                                                                (7,500.00)
                                                                        ----------------
     Subtotal - Disbursements                                                (293,896.89)
                                                                        ----------------
   Ending Balance                                                       $  97,660,350.52
                                                                        ================

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                    $   2,008,307.33

   Plus
     Interest                                                                   1,322.41
                                                                        ----------------
   Ending Balance                                                       $   2,009,629.74
                                                                        ================

ENDING BALANCE - UNRESTRICTED CASH                                      $  99,696,564.88
                                                                        ================

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of December 21, 2004

                                                           FEBRUARY          MARCH           APRIL              MAY
                                                            Actual           Actual          Actual            Actual
                                                         -------------   -------------   --------------    ---------------
    Beginning Estate Cash                                $ 113,363,867   $ 101,842,989   $  102,739,868    $  102,302,229

    Satisfaction of Perfected Liens                      $           -   $           -   $            -    $            -

    Pre-Closing Expenses

       Professional Fees
       Taxes
       Employment Costs Other Than Taxes:
       Severance Costs
       Other Excluded Liabilities                                                  750           76,600
                                                         -------------   -------------   --------------    --------------
          Subtotal - Pre-Closing Expenses                $           -   $         750   $       76,600    $            -

    Post Closing Administrative Expenses:
       Professional Fees                                 $     200,000   $     200,000   $      299,753    $      227,228
       Ordinary Course Professionals                                             7,082           20,442            21,466
       Other Payroll / Support (1)                                               7,080            2,573            82,699
       Occupancy Costs                                                               -                -
       Insurance                                                               700,250           48,000                 -
       Bank Fees                                                55,557               -                -                 -
       Other                                                                    12,535                -            10,500
       Post-Close Benefits for Separated Employees (2)                         127,653           61,308           264,816
                                                         -------------   -------------   --------------    --------------
          Subtotal - Post-Closing Expenses               $     255,557   $   1,054,601   $      432,076    $      606,709
                                                         -------------   -------------   --------------    --------------
    Total Expenses                                       $     255,557   $   1,055,351   $      508,676    $      606,709

    Cash Inflows
       Cancellation of LCs                                   6,270,000
       Transfer of Funded Professional Fee Carve Out                         2,000,000
       Return of Returned Check Reserve
       Settlement of County Property Taxes / Refunds
       Preference Actions
       Other                                                 1,966,722                                             78,757
       Interest Income (at .7% per year)                        54,122          32,482           71,037            56,122
                                                         -------------   -------------   --------------    --------------
    Total Cash Inflows                                   $   8,290,843   $   2,032,482   $       71,037    $      134,879

    Distributions
       Bank One                                              8,000,000
       Cleveland-Cliffs                                     11,556,165
       Ford
       Reclamation Claimants
       Unsecured Creditors                                                      80,251
                                                         -------------   -------------   --------------    --------------
    Total Distributions                                  $  19,556,165   $      80,251   $            -    $            -
                                                         -------------   -------------   --------------    --------------
    ENDING ESTATE CASH                                   $ 101,842,989   $ 102,739,868   $  102,302,229    $  101,830,400

MEMO
    Cumulative Pmt. of Liabilities Assumed by SNA            5,013,679       7,459,313        7,784,328         8,255,000
    Funds in Disbursement Account                                1,000         225,140          305,721              (237)

                                                             JUNE            JULY           AUGUST           SEPTEMBER
                                                            Actual          Actual          Actual             Actual
                                                         -------------   -------------   --------------    --------------
    Beginning Estate Cash                                $ 101,830,400   $  99,097,267   $   98,661,923    $   97,971,423
    Satisfaction of Perfected Liens                      $           -   $           -   $            -    $            -
    Pre-Closing Expenses
       Professional Fees                                                        52,906
       Taxes
       Employment Costs Other Than Taxes:
       Severance Costs
       Other Excluded Liabilities
                                                         -------------   -------------   --------------    --------------
          Subtotal - Pre-Closing Expenses                $           -   $      52,906   $            -    $            -

    Post Closing Administrative Expenses:
       Professional Fees                                 $     552,916   $     482,150   $      562,686    $      549,648
       Ordinary Course Professionals                            32,505          16,370            3,501            32,022
       Other Payroll / Support (1)                             200,441          53,141          172,364            98,102
       Occupancy Costs                                               -               -
       Insurance                                                     -               -
       Bank Fees                                                     -           3,750
       Other                                                    36,534           9,285            5,617            19,382
       Post-Close Benefits for Separated Employees (2)       2,017,240          56,252            1,540             1,510
                                                         -------------   -------------   --------------    --------------
          Subtotal - Post-Closing Expenses               $   2,839,635   $     620,948   $      745,707    $      700,664
                                                         -------------   -------------   --------------    --------------
    Total Expenses                                       $   2,839,635   $     673,854   $      745,707    $      700,664

    Cash Inflows
       Cancellation of LCs                                                                                              -
       Transfer of Funded Professional Fee Carve Out
       Return of Returned Check Reserve                                        150,000
       Settlement of County Property Taxes / Refunds
       Preference Actions
       Other                                                    52,906          33,948            1,131               400
       Interest Income (at .7% per year)                        53,596          54,563           54,075            52,026
                                                         -------------   -------------   --------------    --------------
    Total Cash Inflows                                   $     106,502   $     238,511   $       55,206    $       52,426

    Distributions
       Bank One
       Cleveland-Cliffs
       Ford
       Reclamation Claimants
       Unsecured Creditors
                                                         -------------   -------------   --------------    --------------
    Total Distributions                                  $           -   $           -   $            -    $            -
                                                         -------------   -------------   --------------    --------------
    ENDING ESTATE CASH                                   $  99,097,267   $  98,661,923   $   97,971,423    $   97,323,185

MEMO
    Cumulative Pmt. of Liabilities Assumed by SNA            8,717,372       8,744,395        8,713,614         8,714,133
    Funds in Disbursement Account                             (541,900)         85,850           52,548            97,108

                                                             OCTOBER        NOVEMBER        DECEMBER         CUMULATIVE
                                                             Actual          Actual         Forecast            TOTAL
                                                         -------------   -------------   --------------    --------------
    Beginning Estate Cash                                $  97,323,185   $  97,187,532   $   99,696,565    $  113,363,867
    Satisfaction of Perfected Liens                      $           -   $           -   $            -    $            -
    Pre-Closing Expenses
       Professional Fees                                                                                           52,906
       Taxes                                                                                                            -
       Employment Costs Other Than Taxes:                                                       266,007           266,007
       Severance Costs                                                                                                  -
       Other Excluded Liabilities                                                                50,000           127,350
                                                         -------------   -------------   --------------    --------------
       Subtotal - Pre-Closing Expenses                   $           -   $           -   $      316,007    $      446,263

    Post Closing Administrative Expenses:
       Professional Fees                                 $      40,234   $     233,209   $      638,858    $    3,986,682
       Ordinary Course Professionals                            25,852          10,976           22,000           192,217
       Other Payroll / Support (1)                              85,241          66,829           99,379           867,849
       Occupancy Costs                                                                            3,500             3,500
       Insurance                                                                                      -           748,250
       Bank Fees                                                                                  7,500            66,807
       Other                                                    10,593          19,513          175,000           298,959
       Post-Close Benefits for Separated Employees (2)          36,141          35,832           37,531         2,639,822
                                                         -------------   -------------   --------------    --------------
       Subtotal - Post-Closing Expenses                  $     198,061   $     366,359   $      983,768    $    8,804,086
                                                         -------------   -------------   --------------    --------------
    Total Expenses                                       $     198,061   $     366,359   $    1,299,775    $    9,250,349

    Cash Inflows
       Cancellation of LCs                                           -       1,500,000        2,724,000        10,494,000
       Transfer of Funded Professional Fee Carve Out                                                            2,000,000
       Return of Returned Check Reserve                                                                           150,000
       Settlement of County Property Taxes / Refunds                             6,193                              6,193
       Preference Actions                                                       18,601                             18,601
       Other                                                     2,284       1,285,674                          3,421,822
       Interest Income (at .7% per year)                        60,124          64,923           58,156           611,226
                                                         -------------   -------------   --------------    --------------
    Total Cash Inflows                                   $      62,408   $   2,875,392   $    2,782,156    $   16,701,843

    Distributions
       Bank One                                                                                                 8,000,000
       Cleveland-Cliffs                                                                                        11,556,165
       Ford                                                                                                             -
       Reclamation Claimants                                                                                            -
       Unsecured Creditors                                                                                         80,251
                                                         -------------   -------------   --------------    --------------
    Total Distributions                                  $           -   $           -   $            -    $   19,636,416
                                                         -------------   -------------   --------------    --------------
    ENDING ESTATE CASH                                   $  97,187,532   $  99,696,565   $  101,178,945    $  101,178,945
                                                                                                           --------------
MEMO
    Cumulative Pmt. of Liabilities Assumed by SNA            9,999,925       9,999,925                                  -
    Funds in Disbursement Account                               99,047          26,585

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

                                                                         4 of 11

ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of December 21, 2004

                                                          FEBRUARY       MARCH        APRIL        MAY         JUNE        JULY
                                             BUDGETED      Actual        Actual      Actual       Actual      Actual      Actual
                                           ------------  -----------  -----------  -----------  ----------- ----------  ----------
PRE CLOSING DATE ADMINISTRATIVE
 & LIEN EXPENSES
   Professional Fees:
     Transaction & Unpaid
     Pre-Closing Costs                     $  5,004,708  $   302,104    1,838,585      252,126     152,101     267,653  $        -
   Taxes:
     Sales & Use, Franchise and
     Other Taxes                                              34,605            -            -           -           -           -
     Payroll Taxes                              495,292      149,236          452            -      17,738           -           -
   Employment Costs Other Than Taxes:
     Accrued Wages                            2,300,000    1,525,640          700            -           -           -           -
     Unprocessed Insurance Claims               200,000            -            -            -           -           -           -
     Incurred But Not Reported
      Insurance Claims                          800,000            -      368,416            -           -           -           -
     Life and Disability Insurance              700,000       83,647            -            -           -           -           -
     Post Petition Postemployment
      Cost Reserve                              200,000            -       15,289            -           -           -           -
     Other Employment Costs (Trust Fund)        300,000      129,119       78,695        2,174           -           -           -
   Other Excluded Liabilities                         -       37,654           14        1,786           -           -           -
                                           ------------  -----------  -----------  -----------  ----------- ----------  ----------
Total Pre Closing Date Administrative
 & Lien Expenses                           $ 10,000,000  $ 2,262,005  $ 2,302,150  $   256,087  $  169,839  $  267,653  $        -

POST CLOSING ADMINISTRATIVE EXPENSES
     Post Closing Professional Fees                   -            -  $    20,102            -  $   79,364  $  186,802  $   14,995
     Estate Contract Pay (1)                          -            -            -            -           -           -
     D&O Insurance                                    -            -            -            -           -           -
     Ordinary Course Professionals                    -            -            -            -       3,059           -
     Bank Fees                                        -            -            -            -           -           -
     Occupancy Costs                                  -            -            -            -           -           -
     Ad Hoc Clerical Support                          -            -            -            -           -           -
     Other                                            -            -          423            -           -           -
     Post Close Benefits for
      Separated Employees (2)                         -       95,634      122,958       68,928     218,412       7,918      12,027
                                           ------------  -----------  -----------  -----------  ----------  ----------  ----------
Total Post Closing Administrative
 Expenses                                  $          -  $    95,634  $   143,483     $ 68,928  $  300,834  $  194,719  $   27,023

                                           ------------  -----------  -----------  -----------  ----------  ----------  ----------
TOTAL EXPENSES                             $ 10,000,000  $ 2,357,639  $ 2,445,634    $ 325,015  $  470,673  $  462,372  $   27,023
                                           ------------  -----------  -----------  -----------  ----------  ----------  ----------
   Morgan Joseph fee (paid at close)                       2,656,040
   True-Up of Assumed Liabilities
                                                         -----------  -----------  -----------  ----------- ----------  ----------
CUMULATIVE                                               $ 5,013,679  $ 7,459,313  $ 7,784,328  $8,255,000  $8,717,372  $8,744,395
                                                         -----------  -----------  -----------  ----------- ----------  ----------
                                              AUGUST     SEPTEMBER   OCTOBER      NOVEMBER     DECEMBER
                                              Actual      Actual      Actual       Actual      Forecast      TOTAL
                                           ----------   ----------  ----------  -----------  -----------  -----------
PRE CLOSING DATE ADMINISTRATIVE
 & LIEN EXPENSES
   Professional Fees:
     Transaction & Unpaid
     Pre-Closing Costs                     $        -   $        -  $        -  $         -  $         -  $ 2,812,569
   Taxes:
     Sales & Use, Franchise and
     Other Taxes                                    -            -           -            -            -       34,605
     Payroll Taxes                                  -            -           -            -            -      167,425
   Employment Costs Other Than Taxes:
     Accrued Wages                                  -            -           -            -            -    1,526,340
     Unprocessed Insurance Claims                   -            -           -            -            -            -
     Incurred But Not Reported
      Insurance Claims                              -            -           -            -            -      368,416
     Life and Disability Insurance                  -            -           -            -            -       83,647
     Post Petition Postemployment
      Cost Reserve                                  -            -           -            -            -       15,289
     Other Employment Costs (Trust Fund)            -            -           -            -            -      209,988
   Other Excluded Liabilities                       -            -           -            -            -       39,454
                                           ----------   ----------  ----------  -----------  -----------  -----------
Total Pre Closing Date Administrative
 & Lien Expenses                           $        -   $        -  $        -  $         -  $         -  $ 5,257,733

POST CLOSING ADMINISTRATIVE EXPENSES
     Post Closing Professional Fees        $        -   $        -  $        -  $         -  $         -  $   301,263
     Estate Contract Pay (1)                                                                                        -
     D&O Insurance                                                                                                  -
     Ordinary Course Professionals                                                                              3,059
     Bank Fees                                                                                                      -
     Occupancy Costs                                                                                                -
     Ad Hoc Clerical Support                                                                                        -
     Other                                                                                                        423
     Post Close Benefits for
      Separated Employees (2)                 (30,781)         520         468                                496,083
                                           ----------   ----------  ----------  -----------  -----------  -----------
Total Post Closing Administrative
 Expenses                                   $ (30,781)  $      520  $      468  $         -  $         -  $   800,827

                                           ----------   ----------  ----------  -----------  -----------  -----------
TOTAL EXPENSES                              $ (30,781)  $      520  $      468  $         -  $         -  $ 6,058,561
                                           ----------   ----------  ----------  -----------  -----------  -----------
   Morgan Joseph fee (paid at close)                                                                        2,656,040
   True-Up of Assumed Liabilities                                                 1,285,324                 1,285,324
                                           ----------   ----------  ----------  -----------  -----------  -----------
CUMULATIVE                                 $8,713,614   $8,714,133  $8,714,601  $ 9,999,925  $ 9,999,925  $ 9,999,925
                                           ----------   ----------  ----------  -----------  -----------  -----------

                                                                                                          -----------
                                                                   Additional Liabilities to be Assumed:  $     75.05
                                                                                                          -----------

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential               5 of 11

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:       03-13272
                                               REPORTING PERIOD: November, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                 TOTAL       CUMULATIVE
REVENUES                                          RII      RSC    EVELETH   QS STEEL    ADJ.    FEBRUARY   FILING TO DATE
Gross Revenues                                                                                   $0.000        $298.036
Less:  Returns and Allowances                                                                                         0
                                                 ------   ------   ------    ------    ------    ------       ---------
Net Revenue                                      $0.000   $0.000   $0.000    $0.000    $0.000    $0.000        $298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                 ------   ------   ------    ------    ------    ------       ---------
Cost of Goods Sold                                0.000    0.000    0.000     0.000     0.000     0.000         252.662

Gross Profit                                     $0.000   $0.000   $0.000    $0.000    $0.000    $0.000        $ 45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                         4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                          28.041
Rent and Lease Expense                                                                                            4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                               1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                        14.156
Other (attach schedule)                                                                                          12.726
                                                 ------   ------   ------    ------    ------    ------       ---------
Total Operating Expenses Before Depreciation      0.000    0.000    0.000     0.000     0.000     0.000          64.994
Depreciation/Depletion/Amortization                                                                               6.342
                                                 ------   ------   ------    ------    ------    ------       ---------
Net Profit (Loss) Before Other
 Income & Expenses                               $0.000   $0.000   $0.000    $0.000    $0.000    $0.000         (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                    0.940
Income from Unconsolidated Subsidiaries                                                                           1.360
Interest Expense                                                                                                  5.015
Other Expense (attach schedule)                                                                                   0.164
                                                 ------   ------   ------    ------    ------    ------       ---------
Net Profit (Loss) Before Reorganization Items    $0.000   $0.000   $0.000    $0.000    $0.000    $0.000       ($ 28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                             8.975
Loss from SeverStal Transaction                                                                                 216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from
 Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses
 (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                 ------   ------   ------    ------    ------    ------       ---------
Net Profit (Loss)                                $0.000   $0.000   $0.000    $0.000    $0.000    $0.000       ($254.031)
                                                                                                 ------       ---------

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

Subsequent to the execution of the Asset Purchase Agreement on January 30, 2004, the Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months. Please see the attached Estate Cash
              Flow for further details of the Debtors' operations

                                                                      FORM MOR-2

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272
                                               REPORTING PERIOD: November, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                                                       CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                     NOVEMBER, 2004     FILING TO DATE
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, THIS PAGE LEFT INTENTIONALLY
                                     BLANK

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272
                                               REPORTING PERIOD: November, #2004

                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                            BOOK VALUE @               BOOK VALUE @
                                        ROUGE     ROUGE STEEL   EVELETH    QS                 11/30/04    ADJUSTMENTS    11/30/04
                   ASSETS             INDUSTRIES    COMPANY    TACONITE   STEEL      ADJ.    (DEBTORS)       (1)          (SNA)
CURRENT ASSETS
Unrestricted Cash and Equivalents                   $ 99.7                                     $ 99.7           -         $ 99.7
Restricted Cash and Cash Equivalents                   5.0                                        5.0           -            5.0
Accounts Receivable (Net)                25.3         56.9                 11.1     (93.1)        0.2         0.1            0.3
Notes Receivable                                                                                  0.0           -              -
Inventories                                                                                       0.0           -              -
Prepaid Expenses                                       0.7                                        0.7         0.2            1.0
Professional Retainers                                                                            0.0           -              -
Other Current Assets
  (attach schedule)                                                                               0.0           -              -
                                        -----       ------       ----     -----   -------      ------        ----         ------
  TOTAL CURRENT ASSETS                  $25.3       $162.4       $0.0     $11.1   ($ 93.1)     $105.7         0.4         $106.0
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                 $  0.0           -              -
Machinery and Equipment
 ("Waste Oxide")                                       9.0                                        9.0           -            9.0
Construction in Progress                                                                          0.0           -              -
Leasehold Improvements                                                                            0.0           -              -
Vehicles                                                                                          0.0           -              -
Less Accumulated Depreciation                         (6.0)                                      (6.0)          -           (6.0)
                                        -----       ------       ----     -----   -------      ------        ----         ------
  TOTAL PROPERTY & EQUIPMENT            $ 0.0       $  3.0       $0.0     $ 0.0    $  0.0      $  3.0        $0.0            3.0
OTHER ASSETS
Long Term Receivable                                                                              0.0         8.5            8.5
Investment in Unconsolidated
 Subsidiaries                                          9.4        2.2               (11.7)        0.0           -            0.0
Pension Related Assets                                15.3                                       15.3           -           15.3
                                        -----       ------       ----     -----   -------      ------        ----         ------
  TOTAL OTHER ASSETS                    $ 0.0       $ 24.7       $2.2     $ 0.0   ($ 11.7)     $ 15.3         8.5           23.8

TOTAL ASSETS                            $25.3       $190.1       $2.2     $11.1   ($104.8)     $124.0         8.9         $132.9

                                                                                            BOOK VALUE @
  LIABILITIES AND OWNER EQUITY                                                                11/30/04
LIABILITIES NOT SUBJECT TO
 COMPROMISE (Post-Petition)
Accounts Payable                                                                               $  0.0           -         $  0.0
Taxes Payable                                          1.3                                        1.3           -            1.3
Wages Payable                                                                                     0.0           -              -
Accrued Vacation                                                                                  0.0           -              -
Secured Debt / Adequate Protection
 Payments(2)                                           0.9                                        0.9         2.8            3.7
Professional Fees                                                                                 0.0           -              -
Other Postpetition Liabilities
 (attach schedule)                                                                                0.0           -              -
                                        -----       ------       ----     -----   -------      ------       -----         ------
  TOTAL POSTPETITION LIABILITIES        $ 0.0       $  2.2       $0.0     $ 0.0    $  0.0      $  2.2         2.8            5.0

LIABILITIES SUBJECT TO COMPROMISE
 (Pre-Petition)
Secured Debt                                          75.2                                       75.2           -           75.2
Priority Debt                                          9.1        0.2       0.2                   9.6        (2.8)           6.9
Unsecured Debt                           39.0        302.8        0.0      42.7     (93.1)      291.4        11.3          302.6
                                        -----       ------       ----     -----   -------      ------       -----         ------
  TOTAL PRE-PETITION LIABILITIES        $39.0       $387.1       $0.3     $43.0   ($ 93.1)     $376.2       $ 8.5         $384.7

  TOTAL LIABILITIES                     $39.0       $389.3       $0.3     $43.0   ($ 93.1)     $378.4        11.3         $389.7

OWNER EQUITY
Capital Stock                                       $  0.2                                       $0.2           -            0.2
Additional Paid-In Capital                           130.3                                      130.3           -          130.3
Retained Earnings - Pre-Petition        (13.6)       (59.6)       2.0       8.6                 (62.6)          -          (62.6)
Retained Earnings - Post-Petition        (0.1)      (222.1)               (40.5)    (11.7)     (274.3)       (2.4)        (276.7)
Additional Minimum Pension Liability                 (48.0)                                     (48.0)          -          (48.0)
                                        -----       ------       ----     -----   -------      ------       -----         ------
  NET OWNER EQUITY                     ($13.6)     ($199.2)      $2.0    ($31.9)  ($ 11.7)    ($254.4)       (2.4)        (256.8)

TOTAL LIABILITIES AND OWNERS' EQUITY    $25.3       $190.1       $2.2     $11.1   ($104.8)     $124.0       $ 8.9         $132.9
                                                                                                            -----         ------

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272
                                               REPORTING PERIOD: November, 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                                  ASSETS                          NOVEMBER, 2004

Other Current Assets

Other Assets

                                  LIABILITIES AND OWNER EQUITY    NOVEMBER, 2004

Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

      Per an agreement with the office of the U.S. Trustee, this page left intentionally blank.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: November, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                      NOVEMBER, 2004
                             ---------------------------------------------------------------
                             BEGINNING     AMOUNT                                   ENDING
                                TAX      WITHHELD OR   AMOUNT   DATE   CHECK NO.     TAX
                             LIABILITY    ACCRUED       PAID    PAID    OR EFT     LIABILITY
FEDERAL
Withholding                       0          0            0                             0
FICA-Employee                     0          0            0                             0
FICA-Employer                     0          0            0                             0
Unemployment                      0          0            0                             0
Income                            0          0            0                             0
                               ----       ----         ----                          ----
   Total Federal Taxes         $0.0       $0.0         $0.0                          $0.0
STATE AND LOCAL
Withholding                       0          0            0                             0
Sales and Use                     0          0            0                             0
Excise                            0          0            0                             0
Unemployment                      0          0            0                             0
Real Property                     0          0            0                             0
Income and Franchise
Personal Property                 0          0            0                             0
                               ----
   Total State and Local        0.0

TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                        NUMBER OF DAYS PAST DUE (@ 10/31/04)
                                              Current    0-30    31-60    61-90     Over 90    Total
Accounts Payable
Wages Payable
Taxes Payable                                    1.3                                             1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments        3.7                                             3.7
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                               -----     ----    -----    -----     -------    -----
TOTAL POSTPETITION DEBTS                       $ 5.0                                           $ 5.0

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).


The Debtors have timely filed returns and made payments for any tax liabilities incurred during the post-petition period with the exception of the Estate's 2003
  Federal and State Income Tax Returns which are currently under review by an accounting firm.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272
                                               REPORTING PERIOD: November, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                              11/30/04
                                                                                --------
Total Accounts Receivable at the beginning of the reporting period              $      -
  + Amounts reclassed during the period                                                -
  - Amounts collected during the period                                                -
                                                                                --------
Total Accounts Receivable at the end of the reporting period                    $      -

ACCOUNTS RECEIVABLE AGING                                                       11/30/04
  Unbilled amounts (est.)(1)                                                    $    0.2
  0 - 30 days old                                                                      -
  31 - 60 days old                                                                     -
  61 - 90 days old                                                                     -
  91+ days old                                                                         -
                                                                                --------
  Total Accounts Receivable                                                          0.2
    Plus: Reserves for Doubtful Accounts                                               -
                                                                                --------
  Accounts Receivable (Gross)                                                   $    0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                             YES         NO
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.                          X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                                         X

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below. (2)                                                                         X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                           X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

2) The Estate's Federal and State Income Tax returns are currently under review by an accounting firm.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096                                    ENCLOSURE(S)                       19
ROUGE INDUSTRIES, INC                  STATEMENT DATE:              11/30/04
DEBTOR IN POSSESSION                   PAGE 1 OF 1
-DISBURSING ACCOUNT                    ACCOUNT NUMBER             5800683731
CASE NO 03-13272
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

                            5800683731
Statement Period: 11/01/01 - 11/30/04    Beginning Balance:          108,094.20
                                         Deposits and Additions:     200,000.00
                                         Checks/Debits/Fees:         220,806.86
                                         Ending Balance:              87,287.34

CHECKS

 DATE             CHECK #      REFERENCE          AMOUNT
--------          -------      ---------        ----------
11/01/04           1136        57011617             785.00
11/05/04           1137        55300867             325.18
11/03/04           1138        58502129         101,313.34
11/04/04 *         1140        63327082             261.97
11/08/04           1141        18711428           1,130.22
11/04/04           1142        64105112           7,050.00
11/04/04           1143        63807471             351.00
11/09/04           1144        71708737           3,840.00
11/04/04           1145        63327148          19,681.00
11/08/04           1146        96670099          35,486.07
ll/12/04           1147        94614693          18,928.00
11/18/04 *         1149        59300763           8,215.03
11/19/04           1150        14317317           5,000.00
11/16/04           1151        07360939           5,000.00
11/23/04           1152        37413723           2,568.15
11/17/04           1153        81723056           5,000.00
11/19/04           1154        13414728           5,000.00
11/22/04           1155        25816248              46.34
11/22/04           1156        32203369             736.25

Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE       DESCRIPTION,                WITHDRAWALS            DEPOSITS
11/01/04   INTERNAL TRFR CREDIT                             200,000.00
           REF # 041101011512
11/15/04   ACCOUNT ANALYSIS FEES           89.31

DAILY ACCOUNT SUMMARY

DATA                    WITHDRAWALS       DEPOSITS            BALANCE
--------                -----------      ----------          -----------
10/31/04                                                      108,094.20
11/01/04                    785.00        200,000,00          307,309.20
11/03/04                101,313.34                            205,995.86
11/04/04                 27,343.97                            178,651.89
11/05/04                    325.18                            178,326.71
11/08/04                 36,616.29                            141,710.42
11/09/04                  3,840.00                            137,870.42
11/12/04                 18,928.00                            118,942.42
11/15/04                     89.31                            118,853.11
11/16/04                  5,000.00                            113,853.11
11/17/04                  5.000.00                            108,853.11
11/18/04                  8,215.03                            100,638.08
11/19/04                 10,000.00                             90,638.08
11/22/04                    782.59                             89,855.49
11/23/04                  2,568.15                             87,287.34

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096                                     ENCLOSURE(S)                       1
ROUGE INDUSTRIES, INC                   STATEMENT DATE:             11/30/04
DEBTOR IN POSSESSION                    PAGE 1 OF 1
SALES PROCEEDS ACCT                     ACCOUNT NUMBER            8603330591
CASE NO 03-13272
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:       8603330591
Number of Days                 30 Days    Beginning Balance:       95,080,178.23
  This Period:           96,565,074.06    Deposits and Additions:   2,810,468.55
Avg. Available              472,569.10    Interest Paid:               63,600.63
  Balance:                                Checks/Debits/Fees:         293,896.89
Interest Earned                           Ending Balance:          97,660,350.52
  This Year:



CHECK

DATA     CHECK #    REFERENCE     AMOUNT     DATE    CHECK #   REFERENCE  AMOUNT
11/03/04      1      76209904    7.500.00
* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE            DESCRIPTION                         WITHDRAWALS                   DEPOSITS
----            -----------                         -----------                 ------------
                                                                                1,285,323.89
11/01/04        INTERNAL TRFR CREDIT
                REF # 041101010710
11/01/04        INTERNAL TRANSFER-TERMINAL          200,000.00
                REF # 041101011512
11/02/04        DEPOSIT                                                             3,155.66
11/18/04        DEPOSIT                                                            21,989.00
11/23/04        WIRE TRANSFER-INCOMING                                          1,500,000.00
                REF # 041123008146
11/30/04        INTEREST PAID                                                      63,600.63
11/30/04        QUALIFIED TERMINAL DOM WIRE          86,396.89
                REF # 041130010596


DAILY ACCOUNT SUMMARY

DATE                               WITHDRAWALS            DEPOSITS             BALANCE
----                               -----------          ------------         -------------
10/31/04                                                                     95,080,178.23
11/01/04                            200,000.00           1285,323.89         96,165,502.12
11/02/04                                                    3,155.66         96,168,657.78
11/03/04                              7,500.00                               96,161,157.78
11/18/04                                                   21,989.00         96,183,146.78
11/23/04                                                1,500,000.00         97,683,146.78
11/30/04                             86,396.89             63,600.63         97,660,350.52

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096 NA                                   ENCLOSURE(S)                      0
ROUGE INDUSTRIES, INC D-I-P              STATEMENT DATE:            11/30/04
PROFESSIONAL FEE CARVE OUT               PAGE 1 OF 1
CASE NO 03-13272                         ACCOUNT NUMBER           8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED  MONEY  MARKET:            8603339105
Number of Days This Period:           30 Days               Beginning Balance:             2,008,307.33
Avg. Available Balance:          2,008,307.33               Deposits and Additions:                 .00
Interest Earned This Year:           9,629.74               Interest Paid:                     1,322.41
                                                            Checks/Debits/Fees:                     .00
                                                            Ending Balance:                2,009,629.74

OTHER WITHDRAWALS AND DEPOSITS

DATE          DESCRIPTION         WITHDRAWALS     DEPOSITS
11/30/04      INTEREST PAID                       1,322.41

DAILY ACCOUNT SUMMARY

DATE               WITHDRAWALS                               DEPOSITS                  BALANCE
----               -----------                               --------                ------------
10/31/04                                                                             2,008,307.33
11/30/04                                                     1,322.41                2,009,629.74

IMPORTANT INFORMATION

                                                                End of Statement